Employee Benefit Plans - Accumulated Other Comprehensive Loss/(Income) Expects to Recognize as Components of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Retirement Plans [Member]
Net actuarial loss	$ 25,726
Prior service cost/(credit)	673
Net transition obligation	424
Expected amortization of defined benefit plan amounts from AOCI in next fiscal year	26,823
Retiree Health and Life Insurance Plans [Member]
Net actuarial loss	(100)
Prior service cost/(credit)	(1,384)
Expected amortization of defined benefit plan amounts from AOCI in next fiscal year	$ (1,484)